-----------------------------------------------------------------------------
                                    SELIGMAN
-----------------------------------------------------------------------------


                                    SELIGMAN
                                      CASH
                                   MANAGEMENT
                                   FUND, INC.

------------------------------------------------------------------------------
                       A Money Market Mutual Fund Seeking
                      to Preserve Capital and to Maximize
                         Liquidity and Current Income

                        DECEMBER 31, 1997  *   ANNUAL REPORT

To the Shareholders


   During 1997, Seligman Cash Management Fund continued to preserve its investors' capital while it sought to maximize liquidity and current income by investing in high-quality money market instruments. Since June 30, the Fund has increased its holdings in US government obligations to more than 70% of its portfolio. This change reflects our belief that the slightly higher yields currently available from money market instruments not guaranteed by the US government do not sufficiently compensate for the additional investment risk. Further discussion regarding this aspect of the Fund's investment strategy is found in the Portfolio Manager's interview on page 2.

   This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was positive. Except for a one-quarter percentage point increase in March, the Federal Reserve Board left interest rates untouched this year.

   In the fixed-income markets, 1997 was a successful year despite occasional setbacks tied to fears of inflation and concerns regarding the possibility of further Fed interventions. The March increase in the federal funds rate, meant to reduce a potentially overheating economy, drove the yields of short-term securities slightly upward and improved the Fund's results. The yields found in the short-term securities market never fell back to their original levels, moving instead within a narrow range for the remainder of the year.

   While the crisis in Asia slowed the equity markets in the third and fourth quarters, fixed-income instruments remained attractive. The yield on the benchmark three-month US Treasury bill stood at 5.34% by year end, somewhat higher than the 5.17% yield on December 31, 1996. Unlike longer-term fixed-income investments, Seligman Cash Management Fund's portfolio benefits from a higher interest rate environment, as it increases the returns of money market securities.

   As we look ahead, there is a possibility that the Fed will need to reduce short-term interest rates to offset a slowdown in economic growth triggered in part by the Asian crisis. If the effects of the Asian financial crisis increase volatility in the financial markets, the Fund is well positioned, having placed significant assets in short-term US government securities. There is also a risk that the prices of goods will decline temporarily due to the Asian crisis, as those economies seek to export their way out of trouble. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation environment.

   Thank you for your continued interest in Seligman Cash Management Fund. We look forward to serving your investment needs in the many years to come. The Fund's portfolio of investments and financial statements follow this letter. Information on the Fund's investment results appears on page 3.

By order of the Board of Directors,


/s/ William C. Morris
----------------------
William C. Morris
Chairman

                                                             /s/Brian T. Zino
                                                             ----------------
                                                                Brian T. Zino
                                                                    President


January 30, 1998

Interview With Your Portfolio Manager, Leonard J. Lovito
*
Q. Which economic and market factors affected Seligman Cash Management Fund in the last 12 months?
A. The Federal Reserve Board made only one adjustment to short-term interest rates in 1997. On March 25, the Fed increased the federal funds rate by 0.25 percentage points. This action was in response to accelerating economic growth, which had led to higher inflation in the past. Robust economic activity was expected to continue, but growth moderated during the second quarter as did the rate of inflation.
       However, the economy rebounded in the second half of the year. Surprisingly, disinflation (a slowdown in the rate of inflation) and, in some cases, deflation (falling prices for goods and services) became the themes for the remainder of the year. Consequently, this precluded the Fed from making any further hikes in short-term interest rates.
       Initially, when the Fed raised interest rates in March, money market yields rose in response. The rates on the types of money market instruments your Fund invests in also rose, helping to increase the Fund's yield in the first half of 1997. The Fed kept rates unchanged for the remainder of the year and the Fund's seven-day effective yield based on the net asset value of Class A shares ended the year at 4.67%, virtually unchanged from 4.66% a year ago. The effective yield is the annualized yield assuming all dividends are reinvested.

Q.  What was the investment strategy?
A. As explained in the Mid-Year Report, Seligman Cash Management Fund upgraded the credit quality of its holdings by investing a large portion of its assets in US Treasury securities. Government-guaranteed securities, such as US Treasuries, pay lower yields than other money market instruments, resulting in a slightly lower yield for the Fund. To compensate for this side effect, the Fund increased its average maturity, since securities with longer maturities usually provide higher yields than securities with shorter maturities.

Q.  What is the outlook?
A. Despite continuing economic health in the US, the turmoil in the global financial markets will most likely slow growth worldwide, supporting the current reduction in the rate of inflation in the US. This scenario would prevent the Fed from raising interest rates, as an interest rate increase would only lead to greater instability in what is already a tenuous global economic environment. During times of uncertainty, US Treasuries are the most sought-after financial asset. Our strategy of holding US Treasuries will therefore continue. The Fund will also continue to keep an average maturity between 70 and 89 days.


A TEAM APPROACH

Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team. Leonard J. Lovito, Portfolio Manager, is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.

Seligman Taxable Fixed Income Team: (from left) Nicholas Walsh,
Susan Egan, (seated) Leonard J. Lovito (Portfolio Manager)

Investment Results

                                                                           YEAR ENDED DECEMBER 31, 1997
                                                                 -----------------------------------------------
                                                                     CLASS A         CLASS B          CLASS D
                                                                 --------------- --------------   --------------
Net Assets at December 31, 1997.........................         $206,604,008    $10,858,376      $24,109,765
Net Asset Value per Share at December 31, 1997..........                $1.00          $1.00            $1.00
Number of Shareholders at December 31, 1997.............                9,961            558            1,201
Dividends...............................................                $.047          $.037            $.037
Annualized Net Yield per Share..........................                4.70%          3.70%            3.70%
Annualized Effective Yield per Share with
  Dividends Invested Monthly............................                4.80%          3.77%            3.77%
-----------------

Investment in the Fund is neither insured nor guaranteed by the US government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Portfolio of Investments
December 31, 1997

                                                                   ANNUALIZED
                                                                    YIELD ON              PRINCIPAL
                                                                  PURCHASE DATE            AMOUNT               VALUE
                                                               ------------------       -----------          ---------
US GOVERNMENT SECURITIES 72.4%

US Treasury Notes:
  5 5/8%, due 1/31/1998 ...................................           5.55%                $25,000,000        $25,001,317
  5 1/8%, due 2/28/1998 ...................................           5.56                  30,000,000         29,979,646
  5 1/8%, due 3/31/1998 ...................................        5.39-5.42                30,000,000         29,980,457
  5 1/8%, due 4/30/1998 ...................................        5.44-5.45                30,000,000         29,967,813
  5 3/8%, due 5/31/1998 ...................................           5.56                  30,000,000         29,977,033
  5 1/8%, due 6/30/1998 ...................................           5.47                  30,000,000         29,949,375
                                                                                                             ------------
TOTAL US GOVERNMENT SECURITIES
  (Cost $174,855,641) .......................................                                                 174,855,641
                                                                                                             ------------

FIXED TIME DEPOSITS  18.4%
Bank of Montreal, Grand Cayman, 1/2/1998.....................           6.46                10,800,000         10,800,000
Bank of Nova Scotia, Grand Cayman, 1/2/1998..................           6.08                 9,000,000          9,000,000
Canadian Imperial Bank of Commerce,
  Grand Cayman, 1/2/1998 ....................................           3.55                 3,000,000          3,000,000
First National Bank of Chicago,
  Grand Cayman, 1/2/1998 ....................................           6.72                10,800,000         10,800,000
Republic National Bank of New York,
  Grand Cayman, 1/2/1998 ....................................           6.34                10,800,000         10,800,000
                                                                                                             ------------
TOTAL FIXED TIME DEPOSITS (Cost $44,400,000).................                                                  44,400,000
                                                                                                             ------------


TOTAL INVESTMENTS  90.8% (Cost $219,255,641)............................................................      219,255,641
OTHER ASSETS LESS LIABILITIES  9.2%.....................................................................       22,316,508
                                                                                                             ------------
NET ASSETS  100.0% .....................................................................................     $241,572,149
                                                                                                             ============


-----------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments, at value:
 US Government securities (cost $174,855,641) .........................   $174,855,641
 Fixed time deposits (cost $44,400,000)................................     44,400,000        $219,255,641
                                                                          ------------
Cash .................................................................................             330,595
Receivable for Capital Stock sold ....................................................          22,239,773
Interest receivable ..................................................................           1,920,619
Investment in, and expenses prepaid to, shareholder service agent ....................              52,459
Other ................................................................................             103,684
                                                                                              ------------
Total Assets .........................................................................         243,902,771
                                                                                              ------------
LIABILITIES:
Payable for Capital Stock redeemed ...................................................           1,823,925
Accrued expenses, taxes, and other ...................................................             506,697
                                                                                              ------------
Total Liabilities ....................................................................           2,330,622
                                                                                              ------------
Net Assets ...........................................................................        $241,572,149
                                                                                              ============
COMPOSITION OF NET ASSETS:
Capital  Stock,  at par  ($0.01  par  value;  1,400,000,000  shares  authorized;
241,576,776 shares outstanding):
  Class A ............................................................................        $  2,066,086
  Class B ............................................................................             108,584
  Class D ............................................................................             241,098
Additional paid-in capital ...........................................................         239,161,008
Accumulated net realized loss ........................................................              (4,627)
                                                                                               -----------
NET ASSETS:
Applicable to 206,608,635 Class A shares, 10,858,376 Class B shares, and 24,109,765
Class D shares, equivalent to $1.00 per share ........................................        $241,572,149
                                                                                              ============

----------------------
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest ........................................................ $12,896,897
EXPENSES:
Management fee ........................   $945,343
Shareholder account services ..........    511,760
Distribution and service fees .........    331,624
Registration ..........................    164,237
Shareholder reports and communications.     68,060
Custody and related services ..........     64,200
Auditing and legal fees ...............     45,339
Directors' fees and expenses ..........     21,428
Miscellaneous .........................     13,426
                                          --------
Total Expenses ...................................                  2,165,417
                                                                  -----------
Increase in Net Assets from Operations-- Net Investment Income... $10,731,480
                                                                  ===========

------------------
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------
                                                                                        1997                  1996
                                                                                   -------------         -------------
OPERATIONS:
Increase in Net Assets from Operations -- Net Investment Income ...                $  10,731,480          $  9,382,018
                                                                                   -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ........................................................                   (9,504,798)           (8,838,245)
   Class B ........................................................                     (287,754)              (29,542)
   Class D ........................................................                     (938,928)             (514,231)
                                                                                   -------------         -------------
Decrease in Net Assets from Distributions .........................                  (10,731,480)           (9,382,018)
                                                                                   -------------         -------------
CAPITAL SHARE TRANSACTIONS:*
Proceeds from sale of shares:
   Class A ........................................................                  369,012,050           302,318,619
   Class B ........................................................                    6,725,313             2,516,484
   Class D ........................................................                   26,841,455             8,286,958
Investment of dividends:
   Class A ........................................................                    8,286,168             7,769,306
   Class B ........................................................                      234,246                23,729
   Class D ........................................................                      641,267               395,206
Exchanged from associated Funds:
   Class A ........................................................                1,337,682,789         1,123,234,216
   Class B ........................................................                   49,941,825             5,538,322
   Class D ........................................................                  533,443,570           144,499,447
                                                                                   -------------         -------------
Total .............................................................                2,332,808,683         1,594,582,287
                                                                                   -------------         -------------
Cost of shares redeemed:
   Class A ........................................................                 (390,596,218)         (315,244,457)
   Class B ........................................................                   (2,106,850)              (57,036)
   Class D ........................................................                  (18,366,686)          (16,603,403)
Exchanged into associated Funds:
   Class A ........................................................               (1,326,730,395)       (1,086,522,720)
   Class B ........................................................                  (46,429,595)           (5,528,062)
   Class D ........................................................                 (540,758,955)         (128,823,731)
                                                                                  --------------        --------------
Total..............................................................               (2,324,988,699)       (1,552,779,409)
                                                                                  --------------        --------------
Increase in Net Assets from
Capital Share Transactions ........................................                    7,819,984            41,802,878
                                                                                  --------------        --------------
Increase in Net Assets ............................................                    7,819,984            41,802,878
NET ASSETS:
Beginning of year .................................................                  233,752,165           191,949,287
                                                                                  --------------        --------------
End of Year .......................................................               $  241,572,149          $233,752,165
                                                                                  ==============        ==============


-----------------------
* The Fund began offering Class B shares on April 22, 1996.

See Notes to Financial Statements.

Notes to Financial Statements
*
1. Multiple Classes of Shares --Seligman Cash Management Fund, Inc. (the "Fund") offers three classes of shares: Class A shares, Class B shares, and Class D shares, each of which may be acquired by investors at net asset value. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class B shares are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL"), if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will auto-matically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- The Fund uses the amortized cost method for valuing portfolio securities. Under this method all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J.&W.
    Seligman & Co.  Incorporated  (the  "Manager").   Securities   received  as
    collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

3. Management Fee, Administrative Services, and Other Transactions-- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all

Notes to Financial Statements

directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

    The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1997, was equivalent to an annual rate of 0.40% of the Fund's average daily net assets.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Financial Services, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, at tributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 1997.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $77,586 and $254,038, respectively.

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1997, such charges amounted to $37,556.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the year ended December 31, 1997, amounted to $18,765.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received distribution and service fees of $22,937, pursuant to the Plan.

     Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $511,760 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

Notes to Financial Statements

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $150,514 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

4. Loss Carryforward -- At December 31, 1997, the Fund had a net loss carryforward for federal income tax purposes of $4,627, which is available for offset against future taxable net gains, expiring in 1999.

Financial Highlights


     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

     "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                   CLASS A
                                                        ----------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
                                                          1997         1996          1995         1994          1993
                                                        --------     ---------     --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year .................      $1.000        $1.000       $1.000        $1.000        $1.000
                                                        --------     ---------     --------      --------      --------
Net investment income ..............................        .047          .046         .051          .034          .024
Dividends paid or declared .........................       (.047)        (.046)       (.051)        (.034)        (.024)
                                                        --------     ---------     --------      --------      --------
Net Asset Value, End of Year .......................      $1.000        $1.000       $1.000        $1.000        $1.000
                                                        ========     =========     ========      ========      ========
TOTAL RETURN BASED ON NET
ASSET VALUE:                                                4.80%         4.71%        5.18%         3.46%         2.40%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................         .78%          .79%         .86%          .82%          .77%
Net investment income to average net assets ........        4.70%         4.61%        5.06%         3.41%         2.37%
Net Assets, End of Year  (000s omitted) ............     $206,604     $208,950     $177,395      $194,406      $173,902
Without management fee waiver or
reimbursement of expenses:**
  Net investment income per share ..................                                                              $.023
  Ratios:
  Expenses to average net assets ...................                                                                .86%
  Net investment income to average
  net assets .......................................                                                               2.28%


------------------
See footnotes on page 12.

Financial Highlights

                                                             CLASS B                           CLASS D
                                                      --------------------  ---------------------------------------------
                                                         YEAR     4/22/96*      YEAR ENDED DECEMBER 31,          5/3/93*
                                                         ENDED      TO      --------------------------------       TO
                                                       12/31/97 12/31/96     1997     1996     1995     1994     12/31/93
                                                        ------- --------    -------   ----     ----     ----     --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year ..............      $1.000    $1.000    $1.000    $1.000    $1.000   $1.000    $1.000
                                                       ------    ------    ------    ------    ------   ------    ------
Net investment income ...........................        .037      .025      .037      .036      .040     .024      .003
Dividends paid or declared ......................       (.037)    (.025)    (.037)    (.036)    (.040)   (.024)    (.003)
                                                       ------    ------    ------    ------    ------   ------    ------
Net Asset Value, End of Year ....................      $1.000    $1.000    $1.000    $1.000    $1.000   $1.000    $1.000
                                                       ======    ======    ======    ======    ======   ======    ======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                             3.77%     2.44%     3.77%     3.67%     4.08%    2.35%      .30%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ..................        1.78%     1.78%+    1.78%     1.79%     1.90%    1.90%     1.74%+
Net investment income to average net assets .....        3.70%     3.58%+    3.70%     3.61%     4.02%    2.32%     1.39%+
Net Assets, End of Year (000s omitted) ..........     $10,858    $2,493   $24,110   $22,309   $14,554   $3,458       $26
Without management fee waiver or
reimbursement of expenses:**
  Net investment income per share ...............                                                        $.013     $.002
  Ratios:
  Expenses to average net assets ................                                                         3.23%     1.83%+
  Net investment income to average
  net assets ....................................                                                          .99%     1.30%+


--------------------
*  Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its management fees for the Fund for the year 1993, and reimbursed certain expenses for Class D shares in 1994.
+  Annualized.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Cash Management Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

Board of Directors

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy at
   Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired  Chairman and Senior  Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.

Betsy S. Michel 2
Trustee, Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3
Retired Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Director Emeritus

Fred E. Brown
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee

Executive Officers


William C. Morris
Chairman

Brian T. Zino
President

Leonard J. Lovito
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary





FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services

(800) 445-1777     Retirement Plan
                   Services

(212) 682-7600     Outside the
                   Continental
                   United States

(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

                         SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.
                                                                     TXCM2 12/97